EXHIBIT 1.1

FORM OF UNDERWRITING AGREEMENT

, 2010

CANACCORD GENUITY CORP. 1250 René-Lévesque Boulevard West Suite 2930 Montréal, Québec H3B 4W8	CIBC WORLD MARKETS INC. 161 Bay Street 6th floor, Brookfield Place Toronto, Ontario M5J 2S8
MACQUARIE CAPITAL MARKETS CANADA LTD. 1250 René-Lévesque Boulevard West Suite 3910 Montréal, Québec H3B 4W8	TD SECURITIES INC. Toronto-Dominion Bank Tower Suite 2930 66 Wellington Street West, 9th Floor Toronto, Ontario M5K 1A2

Ladies and Gentlemen:

NEXX SYSTEMS, INC., a Delaware corporation (the “Company”), proposes to issue and sell to Canaccord Genuity Corp. (“Canaccord”), CIBC World Markets Inc. (together with Canaccord, the “Lead Underwriters”), Macquarie Capital Markets Canada Ltd. and TD Securities Inc. (collectively with the Lead Underwriters, the “Underwriters” and each, an “Underwriter”), an aggregate of                          shares of common stock, par value $0.001 per share, of the Company (the “Underwritten Shares”) and, at the option of the Underwriters, up to an additional                           shares of common stock, par value $0.001 per share, of the Company (the “Option Shares”).  The Underwritten Shares and the Option Shares are herein referred to as the “Shares”.

The Underwriters, on the basis of the representations, warranties and agreements of the Company herein contained, and upon the terms but subject to the conditions herein set forth, acting severally and not jointly, agree to purchase the number of Underwritten Shares set forth opposite their respective names in Schedule “A”, plus their pro rata portion of the Option Shares if the Lead Underwriters elect to exercise the over-allotment option in whole or in part for the account of the several Underwriters for a purchase price of U.S. $[ ] (the “Purchase Price”) per Share (Cdn.$               per Share with respect to sales to Canadian investors in Canadian dollars), being an aggregate purchase price of U.S. $  (Cdn.$              ) against delivery of certificates representing such Shares.

The Underwriters shall offer the Shares for sale to the public directly and through other duly registered investment dealers and brokers in the Canadian Jurisdictions and the United States only as permitted by applicable law and upon the terms and conditions set forth in the Prospectuses and this Agreement. The Underwriters agree that they will not, directly or indirectly, distribute the Registration Statement, the Canadian Preliminary Prospectus, the Canadian Prospectus, the U.S. Preliminary Prospectus or the U.S. Prospectus or publish any prospectus, circular, advertisement or other offering material in any jurisdiction other than the Canadian Jurisdictions or such states of the United States in which the Shares are duly qualified under United States federal and applicable United States state securities laws, in such manner as to require registration of the Shares or the filing of a prospectus or any similar document with respect to the Shares by the Company therein or subject the Company to ongoing periodic reporting obligations in such jurisdiction pursuant to the securities laws of such jurisdiction. The Underwriters agree that each of the Underwriters that is not registered as a broker-dealer under Section 15 of the Exchange Act, will not offer or sell any Shares in, or to persons who are nationals or residents of, the United States other than through one of its United States registered broker-dealer affiliates or otherwise in compliance with Rule 15a-6 under the Exchange Act.  Sales of Shares in the Canadian Jurisdictions may be made only by or through a dealer appropriately registered under applicable Canadian Securities Laws or in circumstances where an exemption from the Canadian registered dealer requirements is available. Notwithstanding the foregoing provisions of this paragraph, an Underwriter will not be liable to the Company under this Agreement with respect to a default by another Underwriter under this paragraph.

By participating in this offering, each Underwriter agrees that it, each of its affiliates participating in this offering as underwriter or financial intermediary and each controlling person of it and each such participating affiliate are bound by the Agreement Regarding Oral Due Diligence dated March 31, 2010 currently in effect between Canaccord and CIBC World Markets Inc. and the accounting firm or firms that participate in oral due diligence in this offering.

The Company hereby confirms its agreement with the Underwriters concerning the purchase and sale of the Shares, as follows:

Section 1	Registration Statement.

(a)
The Company has prepared and filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder (collectively, the “U.S. Securities Act”), a registration statement on Form S-1 (File No. 333-164873), including a prospectus, relating to the Shares.  Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the U.S. Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “U.S. Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the SEC pursuant to Rule 424(b) under the U.S. Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “U.S. Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the U.S. Securities Act) in connection with confirmation of sales of the Shares.  If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the U.S. Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the U.S. Prospectus.

(b)
At or prior to  , Toronto time, on the date of this Agreement (the “Time of Sale”), the Company prepared the following information (collectively with the pricing information set forth in Schedule “F”, the “Time of Sale Information”): a U.S. Preliminary Prospectus dated                        , 2010 (the “Pricing Prospectus”) and a Canadian Prospectus dated                          , 2010 (as hereinafter defined).  Each reference to “Time of Sale Information” in Schedules “C” and “D” hereof shall be deemed to refer exclusively to the Pricing Prospectus and the pricing information set forth in Schedule “F”, and each representation, warranty, covenant, agreement and condition herein that refers to Time of Sale Information shall only be deemed to be true, correct, complied with and satisfied, as applicable, if it is true, correct, complied with and satisfied with respect to (x) the information specified in the preceding sentence, and (y) the Pricing Prospectus and the pricing information set forth in Schedule “F”.

(c)
The Company has complied with all applicable securities laws in each of the provinces of Canada (the “Canadian Jurisdictions”) emanating from governmental authorities, including the respective rules and regulations made thereunder together with applicable published national and local instruments, policy statements, notices, blanket rulings and orders of the Canadian Securities Commissions (as hereinafter defined), all discretionary rulings and orders applicable to the Company, if any, of the Canadian Securities Commissions (collectively, the “Canadian Securities Laws”) required to be complied with by the Company to qualify the distribution of the Shares as contemplated hereby in each of the Canadian Jurisdictions.  The Company has prepared and filed (i) the amended and restated preliminary base PREP prospectus dated August                , 2010 amending and restating the preliminary base PREP prospectus dated May 14, 2010 as amended by the amended and restated preliminary base PREP prospectus dated June 8, 2010, the amended and restated preliminary base PREP prospectus dated June 29, 2010 and the amended and restated preliminary base PREP prospectus July 19, 2010 (in Quebec) and (ii) the amended and restated preliminary base PREP prospectus dated August               , 2010 amending and restating the preliminary base PREP prospectus dated April 6, 2010 as amended by the amended and restated preliminary base PREP prospectus dated May 14, 2010, the amended and restated preliminary base PREP prospectus dated June 8, 2010, the amended and restated preliminary base PREP prospectus dated June 29, 2010 and the amended and restated preliminary base PREP prospectus dated July 19, 2010 (in all provinces except Quebec) (the “Canadian Preliminary Prospectus”) pursuant to Multilateral Instrument 11-102 and the Company has obtained a decision document issued by the Ontario Securities Commission (the “OSC”) evidencing receipts or notices of acceptance of filing of the Canadian Preliminary Prospectus.  The Company has also prepared and filed with the OSC and the other securities regulatory authorities in each of the other Canadian Jurisdictions (together with the OSC, the “Canadian Securities Commissions”) a final base PREP prospectus relating to the Shares in accordance with National

Instrument 44-103 (the “PREP Procedures”) for the pricing of securities after the receipt for a prospectus has been obtained (the “Canadian Prospectus”) and the Company has obtained a decision document issued by the OSC and the Canadian Securities Commissions evidencing receipts or notices of acceptance of filing of the Canadian Prospectus.  The Company will prepare a Canadian Supplemented Prospectus (as hereinafter defined) which will contain pricing information and which will be filed in each of the Canadian Jurisdictions no later than two business days after the date of this Agreement. The U.S. Prospectus and the Canadian Supplemented Prospectus are hereinafter collectively referred to as the “Prospectuses”.

(d)
The Company shall co-operate in all respects with the Underwriters to allow and assist the Underwriters to participate in the preparation of the Prospectuses and to conduct all due diligence investigations which the Underwriters deem appropriate in order to fulfill their obligations as Underwriters and to enable the Underwriters to responsibly execute the certificate contained in the Canadian Prospectus required to be executed by them.  The Company shall promptly provide copies of the decision document issued by the OSC and the Canadian Securities Commissions evidencing receipts or notices of acceptance of filing of the Prospectuses to the Lead Underwriters and legal counsel for the Underwriters as soon as it has been obtained.

Section 2	Underwriters’ Commission and Purchase of the Shares.

(a)
In consideration of the Agreement of the Underwriters to purchase the Shares and to offer them to the public, the Company agrees to pay to the Underwriters (i) at the Closing Date (as hereinafter defined) an underwriting fee equal to 7% of the gross proceeds from the sale of the Underwritten Shares and (ii) at the relevant Additional Closing Date (as hereinafter defined) an underwriting fee equal to 7% of the gross proceeds from the sale of the Option Shares (together, the “Underwriters’ Commission”). The Underwriters’ Commission may be deducted by the Underwriters from the proceeds of sale of the Underwritten Shares on the Closing Date or the proceeds of sale of the Option Shares on the relevant Additional Closing Date, as applicable. In addition, the Company agrees to pay to the Underwriters, and in the manner specified by the Lead Underwriters, all fees, disbursements and expenses incurred by the Underwriters in accordance with the provisions in Section 10 hereof.

(b)
The Company agrees to issue and sell the Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule “A” hereto at the Purchase Price.

(c)
In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Purchase Price.

(d)
If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter on the relevant Additional Closing Date (as hereinafter defined) shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased on such Additional Closing Date as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule “A” hereto (or such number increased as set forth in Section 9 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Lead Underwriters in their sole discretion shall make.  The Company agrees that the number of Option Shares to be issued shall be adjusted for any stock splits, consolidations or other changes to the Shares of the Company after the date hereof.

(e)
The Underwriters may exercise the option to purchase the Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Lead Underwriters to the Company.  Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof).  Any such notice shall be given at least two business days prior to the date and time of delivery specified therein, unless otherwise agreed.

(f)
The Company understands that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Lead Underwriters is advisable, and initially to offer the Shares on the terms set forth in the Prospectuses.  The Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate (as hereinafter defined) of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.

(g)
Payment for and delivery of the Shares will be made at the offices of Stikeman Elliott LLP at 8:00 a.m. Toronto time on                         , 2010, or at such other time or place on the same or such other date as the Lead Underwriters and the Company may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Lead Underwriters in the written notice of the Underwriters’ election to purchase such Option Shares.  The time and date of such payment for, and delivery of, the Underwritten Shares is referred to herein as the “Closing Date” and each time and date for such payment for, and delivery of, the Option Shares, if other than the Closing Date, is herein referred to as an “Additional Closing Date”.

(h)
Payment for the Shares to be purchased on the Closing Date or Additional Closing Date, as the case may be, shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Lead Underwriters against delivery to the Lead Underwriters for the respective accounts of the several Underwriters of the Shares to be purchased on such date through the facilities of the CDS Clearing and Depository Services Inc. and registered in such names and in such denominations as the Lead Underwriters shall request in writing not later than two full business days prior to the Closing Date or Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Shares to the Underwriters duly paid by the Company.

(i)
The Company acknowledges and agrees that (a) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the Purchase Price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Underwriters, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its shareholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favour of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement or as otherwise required by law, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 3	Representations and Warranties of the Company.

The Company hereby represents and warrants to each Underwriter, as of the date of this Agreement, as of the Closing Date and as of each Additional Closing Date, if any, and covenants with each Underwriter, as follows:

(a)
Preliminary Prospectus.  The Company is eligible to use the PREP Procedures. No order preventing or suspending the use of any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus has been issued by the SEC or any of the Canadian Securities Commissions, and each U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, at the time of filing thereof, complied with the U.S. Securities Act or applicable Canadian Securities Laws, as the case may be, and (i) in the case of the U.S. Preliminary Prospectus, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) in the case of the Canadian Preliminary Prospectus, was true and correct in all material respects and contained no misrepresentation (as that term is defined under Canadian Securities Laws), and constituted full, true and plain disclosure of all material facts relating to the Company and its sole subsidiary, NEXX Systems Singapore Pte. Ltd. (“NEXX Singapore”), taken as a whole, and the Shares (except for any facts supplemented, modified or superseded by the information or statements contained in the Canadian Supplemented Prospectus) required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)
Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date and each Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed in Schedule ”F” hereto, if any, does not conflict with the information contained in the Registration Statement, any U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus or the Prospectuses and each such Issuer Free Writing Prospectus (as hereinafter defined), as supplemented by and taken together with the Time of Sale Information as of the Time of Sale, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No statement of material fact included in the U.S. Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the U.S. Prospectus has been omitted therefrom.

(c)
Issuer Free Writing Prospectus.  Other than the Registration Statement, any U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus and the Prospectuses, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the U.S. Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the U.S. Securities Act or Rule 134 under the U.S. Securities Act, (ii) the documents listed in Schedule ”F” hereto constituting the Time of Sale Information and (iii) any electronic road show or other written communications listed in Schedule ”F” hereto, in each case approved in writing in advance by the Lead Underwriters on behalf of the

Underwriters.  Each such Issuer Free Writing Prospectus complied in all material respects with the U.S. Securities Act and complied, in all material respects, and was subject to an exemption from Canadian Securities Laws, has been or will be (within the time period specified in Rule 433, subject to Rule 164, in each case under the U.S. Securities Act) filed in accordance with the U.S. Securities Act (to the extent required thereby) and, when taken together with the U.S. Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date and each Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)
Registration Statement and Prospectuses.  The Registration Statement has been declared effective by the SEC under the Securities Act.  No stop order suspending the effectiveness of the Registration Statement  is in effect and no proceeding for that purpose or pursuant to Section 8A of the U.S. Securities Act against the Company or related to the offering has been initiated or threatened by the SEC; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the U.S. Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the U.S. Prospectus and any amendment or supplement thereto and as of the Closing Date and as of each Additional Closing Date, as the case may be, the U.S. Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no order preventing or suspending the use of the Canadian Prospectus has been issued by any applicable Canadian Securities Commission, and as of the Closing Date and as of each Additional Closing Date, as the case may be, the Canadian Prospectus will be true and correct in all material respects and will not contain any misrepresentation (as that term is defined under Canadian Securities Laws), and will constitute full, true and plain disclosure of all material facts relating to the Company and NEXX Singapore, taken as a whole, and the Shares (except for any facts supplemented, modified or superseded by the information contained in the Canadian Supplemented Prospectus) required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)
Reports and Documents, etc. There are no reports or information that in accordance with the requirements of the U.S. Securities Act and the Canadian Securities Laws must be made publicly available by the Company in connection with the offering of the Shares that have not been made publicly available as required. There are no documents required to be filed by the Company with the SEC or the Canadian Securities Commissions in connection with the Canadian

Preliminary Prospectus, the Time of Sale Information and the Prospectuses that have not been filed as required pursuant to the U.S. Securities Act or Canadian Securities Laws, as applicable. There are no contracts or other documents required to be described in the Prospectuses which have not been described or filed as required pursuant to the U.S. Securities Act or the Canadian Securities Laws, as applicable.

(f)
Delivery. Delivery of the Registration Statement and each of the Prospectuses shall constitute a representation and warranty by the Company to the Underwriters that, at the time of delivery thereof: as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the U.S. Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the U.S. Prospectus and any amendment or supplement thereto and as of the Closing Date and as of each Additional Closing Date, as the case may be, the U.S. Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no order preventing or suspending the use of the Canadian Prospectus has been issued by any applicable Canadian Securities Commission, and as of the Closing Date and as of each Additional Closing Date, as the case may be, the Canadian Prospectus will be true and correct in all material respects and will not contain any misrepresentation (as that term is defined under Canadian Securities Laws), and will constitute full, true and plain disclosure of all material facts relating to the Company and NEXX Singapore, taken as a whole, and the Shares (except for any facts supplemented, modified or superseded by the information contained in the Canadian Supplemented Prospectus) required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)
Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, (ii) as limited by the application of equitable principles when equitable remedies are sought, (iii) that rights to indemnity and contribution may be limited under applicable law, and (iv) that provisions that attempt to sever any provision of which is prohibited or unenforceable under applicable law without affecting the enforceability or validity of the remainder of the agreement would be determined only in the discretion of the court.

(h)
No Material Adverse Change. Except as otherwise disclosed in the Prospectuses, since the date of the most recent audited financial statements of the Company included in the Registration Statement, the Time of Sale Information and each of the Prospectuses, (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and NEXX Singapore, considered as one entity (any such change is called a “Material Adverse Change”), (ii) the Company and NEXX Singapore, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or Nexx Singapore, except for dividends paid to the Company or NEXX Singapore on any class of share capital or repurchase or redemption by the Company or NEXX Singapore of any class of share capital. Except as would not, individually or in the aggregate, have a Material Adverse Change, neither the Company nor NEXX Singapore has sent or received any communication regarding termination of, or intent not to renew, any of the contracts, agreements or customer relationships referred to or described in the Registration Statement, the Canadian Preliminary Prospectus, the Time of Sale Information, or any Prospectus, or referred to or described in, or filed as an exhibit thereto.

(i)
Independent Accountants. McGladrey & Pullen LLP and Parent, McLaughlin & Nangle, Certified Public Accountants, Inc., who have delivered their report with respect to the audited Financial Statements of the Company (as defined below and which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the SEC as a part of the Registration Statement and included in the Preliminary Prospectuses, the Time of Sale Prospectus, the Canadian Prospectus and the U.S. Prospectus, are (i) each independent public, certified public or chartered accountants as required by the U.S. Securities Act, the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, in the case of McGladrey & Pullen LLP only, applicable Canadian Securities Laws, (ii) each in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) each a registered public accounting firm as defined by the Public Company Accounting Oversight Board whose registration has not been suspended or revoked and who have not requested such registration to be withdrawn. There has not been any “reportable event” (as that term is defined in National Instrument 51-102) with McGladrey & Pullen LLP or Parent, McLaughlin & Nangle, Certified Public Accountants, Inc., or any other prior auditor of the Company or NEXX Singapore.

(j)
Financial Statements.  The financial statements and the related notes thereto included in the Registration Statement, the Time of Sale Information and each of the Prospectuses (the “Financial Statements”) comply with the applicable requirements of the U.S. Securities Act, the related rules and regulations of the SEC, the Canadian Securities Laws, as applicable, and present fairly in all material respects the consolidated financial position of the Company and NEXX Singapore as of and at the dates indicated and the results of their operations and cash flows for the periods specified. No other financial statements or supporting schedules are required by the U.S. Securities Act or the Canadian Securities Laws to be included in the Registration Statement, the Preliminary Prospectuses or the Prospectuses. The financial data set forth in the Prospectuses under the captions “Summary Consolidated Financial Information,” “Selected Consolidated Financial Data” and “Capitalization” fairly present, in all material respects, the information set forth therein on a basis consistent with that of the Financial Statements contained in the Registration Statement, the Preliminary Prospectuses and the Prospectuses. To the knowledge of the Company, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the Financial Statements, supporting schedules or other financial data filed with the SEC as a part of the Registration Statement and included in the Prospectuses.  Such Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, except as may be expressly stated in the related notes thereto, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; the other financial information included in the Registration Statement, the Time of Sale Information and each of the Prospectuses has been derived from the accounting records of the Company and NEXX Singapore and presents fairly in all material respects the information shown thereby.

(k)
Liabilities. Neither the Company nor NEXX Singapore has any liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent or otherwise, which are not disclosed or referred to in the financial statements and the related notes thereto included in the Registration Statement, the Time of Sale Information and each of the Prospectuses or referred to or disclosed herein, other than liabilities, obligations, or indebtedness or commitments (i) incurred in the normal course of business, or (ii) which would not have a Material Adverse Change.

(l)
Organization and Good Standing.  NEXX Singapore is the Company’s sole “significant subsidiary” within the meaning of Rule 1-02 of Regulation S-X.  Each of the Company and NEXX Singapore has been duly organized and is validly existing and in good standing under the laws of its respective jurisdiction of organization, is duly qualified to do business and is in good standing (to the extent such concept exists in the jurisdiction in question) in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own, operate and hold its properties and to conduct the business in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity except for any corporations, associations or other entities that, considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02 of Regulation S-X.

(m)
Capitalization.  The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and each of the Prospectuses under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, except as disclosed under the heading “Description of Capital Stock” in the Registration Statement, the Time of Sale Information and each of the Prospectuses, are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and each of the Prospectuses, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or NEXX Singapore, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or NEXX Singapore, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and each of the Prospectuses; and all the outstanding shares of capital stock or other equity interests of NEXX Singapore have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other pending or threatened claim of any third party.

(n)
Equity Compensation Plans. The description of the Company’s 2003  employee, director and consultant stock option plan, as amended, and 2010 stock incentive plan (collectively, the “Equity Compensation Plans”) and the options or other rights granted thereunder, as set forth in the Registration Statement, the Time of Sale Information and each of the Prospectuses under the caption “Equity Incentive Plans” accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

(o)
Shares and Share Certificates.  The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and non-assessable and will conform to the description thereof in the Registration Statement, the Time of Sale Information and each of the Prospectuses; and the issuance of the Shares is not subject to any pre-emptive or similar rights except as described in the Registration Statement, the Time of Sale Information and each of the Prospectuses. The certificates for the Shares are in due and proper form and conform to the requirements of the Company’s jurisdiction of incorporation, the charter and/or by-laws of the Company and applicable requirements of the Toronto Stock Exchange (the “TSX”) or have been otherwise approved by the TSX.

(p)
Directors and Officers. None of the directors or officers of the Company are now, or have ever been, subject to an order or ruling of any securities regulatory authority or stock exchange prohibiting such individual from acting as a director or officer of a public company or of a company listed on a particular stock exchange.

(q)	Transfer Agent. Computershare Investor Services Inc. has been duly appointed as registrar and transfer agent for the Shares.

(r)
Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor NEXX Singapore is in violation of its charter or by-laws, partnership agreement or operating agreement or similar organizational document, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, guarantee, material customer contract or material supplier contract to which the Company or NEXX Singapore is a party or by which the Company or NEXX Singapore may be bound (including, without limitation, any credit agreement, guarantee, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company or NEXX Singapore), or to which any of the property or assets of the Company or NEXX Singapore is subject (each, an “Existing Material Instrument”). Neither the Company nor NEXX Singapore is in Default under any other contract to which the Company or NEXX Singapore is a party or by which the Company or NEXX Singapore may be bound (each, an “Existing Other Instrument”, collectively with the Existing Material Instruments, the “Existing Instruments”), except for such Default as would, individually or in the aggregate, not reasonably be expected to result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and by the Registration Statement, the Time of Sale Information and each of the Prospectuses, and the issuance and sale of the Shares (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or the by-laws, partnership agreement or operating agreement or similar organizational document of the Company or NEXX Singapore, as applicable, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or NEXX Singapore pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or NEXX Singapore. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and by the Registration Statement, the Time of Sale Information and each of the Prospectuses, except such as have been obtained or made or, as contemplated by this Agreement, will be obtained or made, by the Company and are in full force and effect under the U.S. Securities Act, applicable Canadian Securities Laws, applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”). As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or NEXX Singapore.

(s)
No Material Actions or Proceedings. There are no legal or governmental actions, actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated (i) against or affecting the Company or NEXX Singapore, (ii) which have as the subject thereof any officer or director (in his or her capacity as such) of, or property owned or leased by, the Company or NEXX Singapore or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, NEXX Singapore or such officer or director, (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or materially and adversely affect the consummation of the transactions contemplated by this Agreement and (C) any such action, suit or proceeding is or would be material in the context of the sale of the Shares. No material labour dispute with the employees or independent contractors of the Company or NEXX Singapore, or to the Company’s knowledge, with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the best of the Company’s knowledge, is threatened or imminent.

(t)
Title to Properties. Each of the Company and NEXX Singapore has good and marketable title to all its property and other assets, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, and except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or NEXX Singapore, other than the security interest granted to Comerica Bank,  N.A. The real property, improvements, equipment and personal property held under lease by the Company or NEXX Singapore are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or NEXX Singapore.

(u)
Proposed Acquisition. There are no material agreements, contracts, arrangements or understandings (written or oral) with any persons relating to the acquisition or proposed acquisition by the Company or NEXX Singapore of any material interest in any business (or part of a business) or corporation, nor are there any other specific contracts or agreements (written or oral) in respect of any such matters in contemplation.

(v)
Intellectual Property Rights. The Company or NEXX Singapore is the sole and exclusive owner of all right, title and interest in and to, or has a valid and enforceable right to use pursuant to a written license, all trademarks, trade names, service marks, patents, patent applications, other patent rights, copyrights, domain names, software, inventions, processes, databases, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar intellectual property rights, whether registered or unregistered and in any jurisdiction (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their respective businesses as now conducted, free and clear of all liens and encumbrances. To the Company’s knowledge, each of the Company’s and NEXX Singapore’s business as now conducted does not infringe, conflict with or otherwise violate any Intellectual Property Rights of others, and neither the Company nor NEXX Singapore has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, or any facts or circumstances which would reasonably be expected to render any Intellectual Property Rights invalid or inadequate to protect the interest of the Company or NEXX Singapore therein. To the Company’s knowledge, there is no infringement by third parties of any Intellectual Property Rights owned by the Company or NEXX Singapore. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim relating to Intellectual Property Rights owned by the Company or NEXX Singapore. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Time of Sale Information and the Prospectuses. To the Company’s knowledge, all licenses for Intellectual Property Rights owned or used by the Company or NEXX Singapore and to which the Company or NEXX Singapore is a party are valid, binding upon and enforceable by or against the parties thereto in accordance with their terms.  None of the technology employed by the Company or NEXX Singapore has been obtained or is being used by the Company or NEXX Singapore in violation of any contractual obligation binding on the Company or NEXX Singapore or, to the Company’s knowledge, NEXX Singapore’s officers, directors or employees or otherwise in violation of the rights of any third party. Except with respect to provisional patent applications, all assignments from inventors to the Company have been obtained and filed with the appropriate patent offices for all of the Company’s patent applications. The Company and NEXX Singapore have taken all commercially reasonable steps to protect, maintain and safeguard each of their respective rights in all Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements.

(w)
Executive Compensation. The directors and senior officers of the Company are as disclosed in the Registration Statement, the Canadian Preliminary Prospectus, the Time of Sale Information and the Prospectuses, and the information therein relating to their compensation under the caption “Executive Compensation” is accurate as at the dates for which it is given.

(x)
Related Party Transactions. There are no business relationships or related-party transactions involving the Company or NEXX Singapore or any other person required to be described in the Time of Sale Information or any Prospectus which have not been described as required under the caption “Related Person Transactions”.

(y)
Description of Tax Laws.  The statements set forth in the Registration Statement, the Time of Sale Information or the Prospectuses under the captions “Material U.S. Federal Tax Considerations for Non-U.S. Holders of Common Stock,” “Certain Canadian Federal Income Tax Considerations for Canadian Resident Holders” and “Eligibility for Investment”, as applicable, constitute accurate and complete summaries of the matters discussed therein in all material respects.

(z)
Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and each of the Prospectuses, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder (collectively, “Investment Company Act”).

(aa)
All Necessary Permits, etc. Each of the Company and NEXX Singapore possesses such valid and current certificates, authorizations or permits issued by the appropriate federal, provincial, state, local or foreign regulatory agencies or bodies reasonably necessary to conduct its business, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and neither the Company nor NEXX Singapore has received, or has any reason to believe that it will receive, any notice of proceedings relating to the revocation or modification of, or non—compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavourable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.

(bb)
Compliance with Laws. The Company has not been advised, and has no reason to believe, that it or NEXX Singapore is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

(cc)
Compliance With Environmental Laws.  (i) The Company and NEXX Singapore (x) are in compliance with any and all applicable federal, state, provincial, territorial, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses and are in compliance with their requirements; and (z) have not received notice of any current or pending actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) of or relating to the Company or NEXX Singapore, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(dd)
Employment Standards, Human Rights Legislation. There are no complaints against the Company pending before any government employment standards branch, tribunal or human rights tribunal, nor, to the knowledge of the Company, are there any threatened complaints or any occurrence that may reasonably be expected to lead to a complaint under any human rights legislation or employment standards legislation. There are no outstanding decisions or settlements or pending settlements under any employment standards legislation that place any obligation upon the Company to do or to refrain from doing any act. The Company is not delinquent in any material respect in payments to any of its employees, consultants or independent contractors for any wages, salaries, commissions, bonuses or other direct compensation for any service performed for it or amounts required to be reimbursed to such employees, consultants or independent contractors, and all such amounts have been properly accrued in the books and records of the Company. The Company has complied in all material respects with all applicable laws related to employment, including those related to wages, hours and the payment and withholding of taxes and other sums as required by law.

(ee)	No Labour Disputes. No organized labour disturbance by or dispute with employees of the Company or NEXX Singapore exists or, to the knowledge of the Company, is contemplated or threatened.

(ff)
Compliance With ERISA.  Except as set forth in the Registration Statement and the Prospectuses, none of the Company or NEXX Singapore has employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements that are subject to the provisions of the United States Employee Retirement Income Security Act of 1974 (“ERISA”), it being understood that neither the Registration Statement nor the Prospectuses disclose that such employee benefit plans are subject to ERISA.  The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of ERISA and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company or NEXX Singapore are eligible to participate and each such plan subject to ERISA is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations.  None of the Company or NEXX Singapore has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

(gg)
Taxes.  Except for any taxes described in the succeeding sentence, the Company and NEXX Singapore have paid all material federal, state, provincial, territorial, local and foreign taxes and filed all material tax returns required to be paid or filed, as the case may be, through the date hereof (after considering any applicable extensions); and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and each of the Prospectuses, there is no material tax deficiency that has been asserted in writing against the Company or NEXX Singapore or any of their respective properties or assets.  The Company has made appropriate provisions in the applicable financial statements referred to in Section 3(j) above in respect of all federal, state, provincial, territorial, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or NEXX Singapore has not been finally determined.

(hh)
Disclosure Controls.  The Company and NEXX Singapore maintain an effective system of “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) of the Exchange Act), such controls and procedures have been designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure under the Exchange Act and Canadian Securities Laws.

(ii)
Accounting Controls.  The Company and NEXX Singapore maintain systems of “internal control over financial reporting” (as such term is defined in Rule 13a-15(f) of the Exchange Act) that have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access  to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as set forth in the Registration Statement, no material weakness has been identified in the Company’s internal controls over financial reporting (whether or not remediated) and, since January 1, 2008, there has been no change in the Company’s internal controls over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal controls over financial reporting.

(jj)
Insurance.  Each of the Company and NEXX Singapore is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as it reasonably believes are generally deemed adequate and customary for its business including, but not limited to, policies covering real and personal property owned or leased by the Company and NEXX Singapore against theft, damage, destruction, acts of vandalism and policies covering the Company and NEXX Singapore for product liability claims. The Company has no reason to believe that it or NEXX Singapore will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither the Company nor NEXX Singapore has been denied any insurance coverage which it has sought or for which it has applied in the past two years.

(kk)
No Unlawful Contributions or Other Payments. Neither the Company nor NEXX Singapore nor, to the Company’s knowledge, any employee or agent of the Company or NEXX Singapore, has made any contribution or other payment to any official of, or candidate for, any federal, provincial, state, local, municipal or foreign office, or failed to disclose fully any contribution, in violation of any law, or made any payment to any foreign, Canadian, United States or provincial or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by applicable laws.

(ll)
Compliance with Money Laundering Laws.  The operations of the Company and NEXX Singapore are, and have been conducted at all times, in compliance with all material applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970 (United States), as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or NEXX Singapore with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(mm)
Compliance with OFAC.  Neither the Company nor NEXX Singapore nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or NEXX Singapore is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.

(nn)
No Restrictions on NEXX Singapore.  NEXX Singapore is currently not prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on its capital stock, from repaying to the Company any loans or advances to it from the Company or from transferring any of its properties or assets to the Company.

(oo)
Brokers.  Except pursuant to this Agreement, neither the Company nor NEXX Singapore has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement.

(pp)
No Outstanding Loans or Other Extensions of Credit. Neither the Company nor NEXX Singapore has extended or maintained credit, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan, to or for any shareholder, director or executive officer (or equivalent thereof) of the Company and/or NEXX Singapore except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act, and no loan made prior to the enactment of Section 13(k) remains outstanding.

(qq)
No Registration Rights.  Except as disclosed in the Registration Statement and the Prospectus no person has the right to require the Company or NEXX Singapore to register any securities for sale under the U.S. Securities Act or to cause the Company to qualify any securities for sale under a prospectus to be filed under Canadian Securities Laws by reason of the filing of the Registration Statement with the SEC , the filing of the Canadian Prospectus with Canadian Securities Commissions or the issuance and sale of the Shares.

(rr)
No Price Stabilization or Manipulation; Compliance with Regulation M. The Company has not taken, nor will the Company take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares, as applicable, or any other “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) whether to facilitate the sale or resale of the Shares, as applicable, or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(ss)
Due Diligence. The information supplied by the Company to the Underwriters and the Underwriters’ counsel in connection with the due diligence conducted by them, including information provided at due diligence sessions, was true and accurate in all material respects and not misleading and all expressions of opinion and expectation therein contained are honestly and fairly based and such replies have been prepared or approved by persons that would reasonably be expected to have appropriate knowledge and responsibility to enable them properly to provide such replies and all such replies have been given in good faith.

(tt)
Officers’ Certificates. The information contained in the officers’ certificates rendered to the Underwriters by any officer(s) of the Company in compliance with the Company’s obligations to the Underwriters under this Agreement are true and accurate and not misleading and all expressions of opinion, intention or expectation contained in them are honestly and fairly based and no material fact has been omitted.

(uu)
Working Capital. Taking into account the available working capital and the net proceeds receivable by the Company following the sale of the Underwritten Shares and the Option Shares, as applicable, the Company has sufficient working capital for its present requirements that is for a period of at least 12 months from the date of the U.S. Preliminary Prospectus and Canadian Preliminary Prospectus.

(vv)
FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company and, to the knowledge of the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Conduct Rule 5110 or 5120 is true, complete and correct in all material respects.

(ww)
Parties to Lock-Up Agreements.  Each of the Company’s directors and officers and each of the other persons and entities listed in Schedule “B” has executed and delivered to the Lead Underwriters a lock-up agreement in the form of Schedule “G” hereto. If any additional persons shall become directors or officers of the Company prior to the end of the Lock-up Period (as defined in Section 4(l), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as a director or officer of the Company, to execute and deliver to the Lead Underwriters a lock-up agreement in the form of Schedule “G” hereto.

(xx)
Minute Books. The minute books or true and correct copies thereof of the Company and NEXX Singapore have been provided to the Underwriters and contain accurate summaries, in all material respects, of all meetings and actions of the directors, all committees of the board of directors and stockholders of the Company, and reflect all transactions referred to in such minutes accurately in all material respects since its inception.

(yy)
Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the U.S. Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Information or the U.S. Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. Any financial outlook (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations) contained or incorporated by reference in the Canadian Prospectus has been made or reaffirmed based on assumptions that are reasonable in the circumstances.

(zz)
Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Information and each of the Prospectuses is not based on or derived from sources that are reliable and accurate in all material respects or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(aaa)
Dividend Restrictions. Except (i) as disclosed in the Registration Statement, the Time of Sale Information or the Prospectuses or (ii) as may be restricted by applicable law, NEXX Singapore is not prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to its equity securities or from repaying to the Company any amounts that may from time to time become due under any loans or advances to NEXX Singapore from the Company or from transferring any property or assets to the Company.

(bbb)
Sarbanes-Oxley Act.  The Company has taken all necessary action to enable it and its subsidiaries, upon effectiveness of the Registration Statement, to be in  compliance  with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ccc)
Status under the U.S. Securities Act.  The Company is not an “ineligible issuer”, as defined under the U.S. Securities Act, at the times specified in the U.S. Securities Act in connection with the offering of the Shares.

(ddd)	Off-balance Sheet Arrangements. There are no off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to result in a Material Adverse Change.

(eee)
Status as SEC Foreign Issuer. The Company is an “SEC foreign issuer” for the purposes of National Instrument 71-102 – Continuous Disclosure and Other Exceptions Relating to Foreign Issuers of the Canadian Securities Laws.

(fff)
Foreign Corrupt Practices Acts. Neither the Company nor NEXX Singapore, nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or NEXX Singapore is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977 (United States), as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and NEXX Singapore and, to the knowledge of the Company, the Company’s affiliates will monitor their respective businesses to ensure compliance with the FCPA, as applicable, and, if violations of the FCPA are found, will take remedial action to remedy such violations.

(ggg)
Audit Committee. The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of Multilateral Instrument 52-110 – Audit Committees of the Canadian Securities Administrators (“MI 52-110”), Rule 10A-3 under the Exchange Act and the TSX marketplace rules. The audit committee of the Company operates in accordance with all material requirements of MI 52-110 and has adopted a charter that satisfies the Exchange Act and the TSX marketplace rules.

In this Agreement, a reference to “knowledge” of the Company, means the knowledge of the executive officers of the Company after reasonable inquiry.

Any certificate signed by any officer on behalf of the Company or NEXX Singapore and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or NEXX Singapore, as the case may be, as to matters covered thereby, to each Underwriter.

The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriters will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 4	Further Agreements of the Company.

The Company covenants and agrees with each Underwriter that:

(a)
Required Filings.  The Company will file the final Prospectus with the SEC within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the U.S. Securities Act, will file the Supplemental Canadian Prospectus with the Canadian Securities Commissions in accordance with applicable Canadian Securities Laws, and will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the U.S. Securities Act; and the Company will furnish copies of the Prospectuses and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in Toronto prior to 10:00 a.m. Toronto time, on the business day next succeeding the date of this Agreement in such quantities and in such places as the Underwriters may reasonably request.

(b)
Consent. The delivery of the Registration Statement and each of the Prospectuses shall constitute the Company’s consent to the use of the Registration Statement and each of the Prospectuses, as the case may be, by the Underwriters for the distribution of the Shares in compliance with the provisions of this Agreement, the U.S. Securities Act and Canadian Securities Laws, as the case may be.

(c)
Delivery of Copies.  The Company will deliver, without charge, (i) to each of the Underwriters, one signed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter during the Prospectus Delivery Period (as hereinafter defined), as many copies of the Prospectuses (including all amendments and supplements thereto) and each Issuer Free Writing Prospectus as the Underwriters may reasonably request.  As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the U.S. Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(d)
Amendments or Supplements, Issuer Free Writing Prospectuses.  Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectuses, the Company will furnish to the Lead Underwriters and counsel for the Lead Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Underwriters object.

(e)
Notice to the Underwriters.  The Company will advise the Underwriters promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectuses or any amendment to the Prospectuses or any Issuer Free Writing Prospectus has been filed; (iv) of any request by the SEC or any of the Canadian Securities Commissions, as the case may be, for any amendment to the Registration Statement or any amendment or supplement to the U.S. Prospectus or the Canadian Prospectus, as the case may be, or the receipt of any comments from the SEC or any of the Canadian

Securities Commissions, as the case may be, relating to the Registration Statement or the Canadian Prospectus or any other request by the SEC or any of the Canadian Securities Commissions for any additional information; (v) of the issuance by the SEC or the Canadian Securities Commissions, as the case may be, of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, the Canadian Prospectus or the Prospectuses or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the U.S. Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectuses, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectuses, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading, and in the case of the Canadian Prospectus, include any statement that was not true and correct in all material respects, contain a misrepresentation (as that term is defined under Canadian Securities Laws), or not constitute full, true and plain disclosure of all material facts relating to the Company and NEXX Singapore, taken together, and the Shares required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Canadian Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, the Canadian Prospectus or the Prospectuses or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as reasonably possible the withdrawal thereof.

(f)
Ongoing Compliance. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectuses as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectuses are delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectuses to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the SEC or the Canadian Securities Commissions, as the case may be, and furnish to the Underwriters and to such dealers as the Underwriters may designate, such amendments or supplements to the Prospectuses as may be necessary so that the statements in the Prospectuses as so amended or supplemented will not, in the light of the circumstances existing when any of the Prospectuses is delivered to a purchaser, be misleading or so that the Prospectuses will comply with applicable law.

(g)
Blue Sky Compliance. The Company shall cooperate with the Lead Underwriters and counsel for the Underwriters to qualify or register the Shares for sale under (or obtain exemptions from the application of) United States state securities or blue sky laws or the laws of the Canadian Jurisdictions or other foreign laws of jurisdictions designated by the Lead Underwriters, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any jurisdiction in which it is not presently qualified or where it would be subject to taxation as a foreign corporation (except service of process with respect to the offering and sale of the Shares). The Company will advise the Lead Underwriters promptly of the suspension of the qualification or registration of (or any exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(h)
Use of Proceeds.  The Company will apply the net proceeds from the sale of the Shares as described in the Registration Statement, the Time of Sale Information and the Prospectuses under the caption “Use of Proceeds.”

(i)	Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares in the United States.

(j)
Earnings Statement.  As soon as practicable, but in any event no later than eighteen months after the date of this Agreement, the Company will make generally available to its security holders and to the Lead Underwriters an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the U.S. Securities Act and the rules and regulations of the SEC thereunder.

(k)
Filings.  The Company will file, on a timely basis, with the SEC, the OSC and the TSX such reports and documents as may be required to be filed under the Exchange Act, including such reports as may be required by Rule 463 under the U.S. Securities Act, and Canadian Securities Law.

(l)
Agreement Not to Issue, Offer or Sell Additional Shares. Beginning from the Closing Date and ending on the day that is six (6) months following the Closing Date (the “Lock-up Period”), the Company will not, without the prior written consent of the Lead Underwriters (which consent may be withheld at the sole discretion of the Lead Underwriters), (i) issue, offer, sell (including, without limitation, any short sale), contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of or transfer, directly or indirectly, or establish or increase a “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, with respect to, any common shares, or any securities convertible into or exchangeable or exercisable for, or warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the U.S. Securities Act, or to file a prospectus under the Canadian Securities Laws, relating to the offer and sale of any common shares or securities convertible into or exercisable or exchangeable for common shares or other rights to purchase common shares or any other securities of the Company that are substantially similar to common shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of common shares or any other securities of the Company that are substantially similar to common shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of common shares or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares under the U.S. Securities Act, the filing of the Canadian Preliminary Prospectus, the Canadian Prospectus and the Canadian Supplemented Prospectus under the Canadian Securities Laws relating to the sale of the Shares and the sales of the Shares to the Underwriters pursuant to this Agreement, (B) issuances of common shares upon the exercise of options or warrants disclosed as outstanding in the Registration Statement, the Time of Sale Information and the Prospectuses, (C) the issuance of stock options not exercisable during the Lock-up Period and the issuance of common shares pursuant to the Company’s equity compensation plans described in the Registration Statement, the Time of Sale Information and the Prospectuses as the same may be amended from time to time. Notwithstanding the foregoing, if (1) during the last seventeen (17) calendar days of the Lock-Up Period, the Company issues an earnings release, or material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the eighteen (18) day period beginning on the date of the issuance of the earnings release, or the occurrence of the material news or material event, as applicable, unless the Lead Underwriters waive, in writing, such extension (which waiver may be withheld at the sole discretion of the Lead Underwriters). The Company will provide the Lead Underwriters with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

(m)
Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or NEXX Singapore to register as an investment company under the Investment Company Act.

(n)
No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M. If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Lead Underwriters (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the SEC) did apply.

(o)
Lock-Up Agreements. During the Lock-up Period, the Company will take all actions reasonably necessary to enforce the “lock up” agreements entered into by the Company’s directors, officers, and certain persons and entities with the Lead Underwriters pursuant to Section 5(o). In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by the “lock-up” agreements for the duration of the Lock-up Period.

(p)	Listing. The Company will use its best efforts to list, subject to notice of issuance, the Shares on the TSX.

(q)
Reports.  To the extent not available to the public generally on the Company’s website or on the SEC’s Electronic Data Gathering, Analysis and Retrieval System (EDGAR) or on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR), the Company will furnish to the Underwriters, as soon as they are available, copies of all reports or other communications (financial or other) furnished generally to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the SEC or any national securities exchange or automatic quotation system, provided, however, that no information need be so furnished pursuant to this Section 4(q) for periods ending after the fiscal quarter ending the date three years after the effective date of the Registration Statement.

(r)
Record Retention.  The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the SEC in accordance with Rule 433 under the U.S. Securities Act.

(s)
Licence.  Upon the reasonable request of any Underwriter, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriters solely for the purpose of facilitating the on-line offering of the Shares (the “Licence”); provided, however, that the Licence shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(t)
Canadian Supplemented Prospectus. The Company will prepare and file with the OSC and the other Canadian Securities Commissions no later than two business days after the date of this Agreement, a supplemented Canadian Prospectus that complies with National Instrument 44-103 (the “Canadian Supplemented Prospectus”), in a form reasonably satisfactory to the Underwriters.

(u)
Press Releases/Announcements. Prior to the Closing Date, the Company shall not, without the Lead Underwriters’ prior consent, which shall not be unreasonably delayed, conditioned or withheld, issue any press releases or other communications directly or indirectly and shall not hold any press conferences with respect to the Company or NEXX Singapore, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or NEXX Singapore, or with respect to the offering of the Shares. Prior to the Additional Closing Date, the Company shall not, without the Lead Underwriters’ prior consent, which shall not be unreasonably delayed, conditioned or withheld, issue any press releases or other communications containing previously undisclosed material information regarding the Company or its financial condition, results of operations, business, properties, assets, or liabilities of the Company or NEXX Singapore, or with respect to the offering of the Shares. The Company shall use all reasonable endeavours to procure that employees of the Company and NEXX Singapore and advisers to the Company observe the restriction set out herein as if they were parties thereto. Notwithstanding the foregoing, nothing contained in this subsection shall prevent the Company from issuing a press release forthwith in the event that the Company’s counsel advises that it is necessary in order to comply with securities laws or the rules or requirements of the TSX.

(v)
Agent for Service. Prior to the Closing Date, the Company shall appoint Fraser Milner Casgrain LLP (together with any successor, the “Agent for Service”) as its agent, in Ontario, to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.

The Lead Underwriters, on behalf of the Underwriters, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

Section 5	Conditions of Underwriters’ Obligations.

The obligations of the Underwriters to purchase and pay for the Underwritten Shares as provided herein on the Closing Date and, with respect to the Option Shares, each Additional Closing Date shall be subject to the accuracy of the representations and warranties in all material respects on the part of the Company set forth in Section 3 as of the date hereof and as of the Closing Date as though then made and, with respect to the Option Shares, as of each Additional Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations of the Company hereunder, and to each of the following additional conditions precedent:

(a)
Opinion and 10b-5 Statement of Canadian Counsel for the Company. On each of the Closing Date and each Additional Closing Date, the Underwriters shall have received an opinion and Rule 10b-5 negative assurance statement of Fraser Milner Casgrain LLP, Canadian counsel for the Company, addressed to the Underwriters and counsel to the Underwriters, and dated the Closing Date and each Additional Closing Date, as the case may be, in the form set forth in Schedule “D” hereto or in such other form and substance as may be reasonably satisfactory to counsel for the Underwriters.

(b)
Opinion and 10b-5 Statement of United States Counsel for the Company. On each of the Closing Date and each Additional Closing Date the Underwriters shall have received an opinion and Rule 10b-5 negative assurance statement of Gennari Aronson LLP, United States counsel for the Company, addressed to the Underwriters and counsel to the Underwriters, and dated the Closing Date and each Additional Closing Date, as the case may be, in the form set forth in Schedule “C” hereto or in such other form and substance as may be reasonably satisfactory to counsel for the Underwriters.

(c)
Opinion and 10b-5 Statement of United States Patent Counsel for the Company. On each of the Closing Date and each Additional Closing Date the Underwriters shall have received an opinion and Rule 10b-5 negative assurance statement of [                        ], United States patent counsel for the Company, addressed to the Underwriters and counsel to the Underwriters, and dated the Closing Date and each Additional Closing Date, as the case may be, in the form set forth in Schedule “E” hereto or in such other form and substance as may be reasonably satisfactory to counsel for the Underwriters.

(d)
Canadian Local Counsel Opinions. The Underwriters receiving favourable legal opinions of local Canadian counsel, addressed to the Underwriters and counsel to the Underwriters, dated as of the Closing Date or the Additional Closing Date, as the case may be, as to the qualification of the Shares for sale to the public and as to other matters governed by the laws of the jurisdictions in Canada which Fraser Milner Casgrain LLP is not qualified to practice, in each case in a form acceptable in all reasonable respects to counsel to the Underwriters.

(e)
Accountants’ Comfort Letters. The Lead Underwriters shall have received from each of McGladrey & Pullen LLP and Parent, McLaughlin & Nangle, Certified Public Accountants, Inc., (i) letters dated, respectively, the date of the Canadian Prospectus and the U.S. Prospectus and the date of this Agreement, and addressed to the Underwriters and the board of directors of the Company, in form and substance reasonably satisfactory to the Lead Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters which letters shall cover with respect to the most recent audited financial statements of the Company, including without limitation, certain financial and accounting disclosures contained in the Registration Statement, the Time of Sale Information and the Prospectuses, and (ii) confirming that they are (A) independent public, certified public or chartered accountants as required by the U.S. Securities Act, the Exchange Act and all Canadian Securities Laws and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X.

(f)
Bring-down Comfort Letters. On each of the Closing Date and each Additional Closing Date, the Lead Underwriters shall have received from each of McGladrey & Pullen LLP and Parent, McLaughlin & Nangle, Certified Public Accountants, Inc., a letter dated such date, and addressed to the Underwriters and the board of directors of the Company, in form and substance reasonably satisfactory to the Lead Underwriters, to the effect that they reaffirm the statements made in the letters furnished by them pursuant to Section 5(e), except that the specified date referred to therein for the carrying out of procedures shall be no more than two business days prior to the Closing Date or the applicable Additional Closing Date, as the case may be.

(g)
Company Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after effectiveness of this Agreement and prior to the Closing Date and, with respect to the Option Shares, each Additional Closing Date:

(i)
the U.S. Prospectus shall have been filed with the SEC in the manner and within the time period required by the U.S. Securities Act, and the Canadian Prospectus shall have been filed with the Canadian Securities Commissions in each of the Canadian Jurisdictions and in accordance with Canadian Securities Laws, and a receipt obtained therefor;

(ii)
no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the SEC;

(iii)
no order preventing or suspending the use of the Canadian Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by any Canadian Securities Commission or other securities regulatory authority in Canada;

(iv)
no order, ruling, determination having the effect of suspending the issuance, sale, exercise or conversion or ceasing the trading of the shares of common stock of the Company, including the Shares, or any other securities of the Company shall have been issued by any court, securities regulatory authority or stock exchange in Canada or the United States and no proceedings for that purpose shall have been instituted or shall be pending by any such court, securities regulatory authority or stock exchange;

(v)	the Canadian Supplemented Prospectus shall have been filed with the Canadian Securities Commissions in each of the Canadian Jurisdictions in accordance with the PREP Procedures;

(vi)
the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (a) none of the Canadian Preliminary Prospectus, the Time of Sale Information or the Prospectuses, and no amendment or supplement thereto, shall include (i) a misrepresentation within the meaning of Canadian Securities Laws or (ii) an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and (b) none of the free writing prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

(vii)	all requests for additional information on the part of the SEC or any Canadian Securities Commission shall have been complied with; and

(viii)	FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(h)
No Material Adverse Change. For the period from the date of this Agreement and to and including the Closing Date and, with respect to the Option Shares, each Additional Closing Date, in the sole judgment of the Lead Underwriters, there shall not have occurred any Material Adverse Change.

(i)
Officers’ Certificate. On each of the Closing Date and each Additional Closing Date, the Underwriters shall have received a written certificate, addressed to the Underwriters and counsel to the Underwriters, executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, in each case, in such capacity and not in his personal capacity, dated as of the Closing Date and each Additional Closing Date, as applicable, to the effect that the conditions set forth in Section 5(g) have been met, and further to the effect that:

(i)	for the period from and including the date of this Agreement to and including such Closing Date, there has not occurred any Material Adverse Change;

(ii)
the representations and warranties and covenants of the Company set forth in Section 3 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

(iii)	the Company has complied with all agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(j)
Secretary Certificates of the Company. The Underwriters having received certificates dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and counsel to the Underwriters, signed by the Corporate Secretary of the Company or another officer acceptable to the Underwriters, acting reasonably, in such capacity and not personally, in form and content satisfactory to the Underwriters, acting reasonably, with respect to:

(i)	the constating documents and by-laws of the Company;

(ii)
the resolutions of the directors of the Company relevant to the distribution of the Shares in each of the Canadian Jurisdictions and in the United States, allotment, issue (or reservation for issue) and sale of the Underwritten Shares and the Option Shares, and, as applicable, the authorization of this Agreement, and the other agreements and transactions contemplated by this Agreement; and

(iii)	the incumbency and signatures of signing officers of the Company.

(k)
No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state, provincial, territorial, or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state, provincial, territorial, or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(l)
Good Standing.  The Lead Underwriters shall have received on and as of the day prior to the Closing Date or on and as of the day prior to the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and NEXX Singapore in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(m)
Agent for Service. Prior to the Closing Date, the Company shall have furnished to the Lead Underwriters satisfactory evidence of its due and valid authorization of appointed Fraser Milner Casgrain LLP as its Agent for Service in Ontario pursuant to Section 4(v) hereof, and satisfactory evidence from appointed Fraser Milner Casgrain LLP accepting its appointment as such agent.

(n)	Exchange Listing. The Underwritten Shares and the Option Shares shall have been approved for listing on the TSX subject, to the fulfillment of the usual post-closing requirements.

(o)
Lock-up Agreements.  The executed “lock-up” agreements, each substantially in the form of Schedule “G” hereto, between the Underwriters and each of the persons and entities listed in Schedule “B” relating to sales and certain other dispositions of shares of stock or certain other securities, delivered to the Lead Underwriters on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(p)
Certificate of Transfer Agent. The Company having delivered to the Underwriters on the Closing Date and on the Additional Closing Date, as the case may be, a certificate of Computershare Investor Services Inc., as registrar and transfer agent of the Shares, which certifies the number of shares of common stock of the Company issued and outstanding on the date prior to the Closing Date and the Additional Closing Date, as the case may be.

(q)
Regulatory Relief. The Company shall have received written relief from the applicable Canadian Securities Commissions (which can be evidenced by the issuance of a decision document by the OSC) (i) from registration and prospectus requirements in connection with the use of electronic roadshow materials pursuant to NP 47-201 – Trading Securities Using the Internet and Other Electronic Means; and (ii) to include a representation in the Canadian Preliminary Prospectus that an application has been made to list the Shares on the TSX, each on terms satisfactory to the Underwriters, acting reasonably.

(r)
Recapitalization.  All necessary corporate and shareholder approvals to effect the recapitalization described in the Canadian Prospectus and the U.S. Prospectus (the “Recapitalization”) and to effect the offering of Shares contemplated by this Agreement shall have been obtained at or prior to the Closing Date and the Recapitalization shall have been completed.

(s)
Additional Documents.  On or before each of the Closing Date and each Additional Closing Date, the Lead Underwriters and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lead Underwriters and counsel for the Underwriters.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Lead Underwriters by notice to the Company at any time on or prior to the Closing Date and, with respect to the Option Shares, at any time on or prior to the applicable Additional Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5,  Section 6 and Section 10 shall at all times be effective and shall survive such termination.

Section 6	Indemnification and Contribution.

(a)
Indemnification. The Company (in this Section 6, the “Indemnifying Party”) agrees to indemnify, defend and hold harmless each Underwriter, its affiliates, directors, officers, partners, employees, advisors, shareholders and agents, and any person who controls any Underwriter within the meaning of Section 15 of the U.S. Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons (collectively, the “Indemnified Parties” and individually, an “Indemnified Party”), from and against any loss (other than loss of profits), damage, expense, liability, action, suit, proceeding or claim (including the reasonable cost of investigation) (each a “Claim” and, collectively, the “Claims”) which, jointly or severally, any such Underwriter or any such person may incur by any securities regulatory authority or any other competent authority or under the U.S. Securities Act, the Exchange Act, the Canadian Securities Laws, other federal, provincial or state statutory law or regulation, or the laws or regulations of foreign jurisdictions in which the Shares have been offered or sold, or at common law or otherwise (including in settlement of any litigation), insofar as such Claim (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof for purposes of Section 11 under the U.S. Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein, or necessary to make the statements therein, not misleading, (ii) any misrepresentation within the meaning of Canadian Securities Laws or untrue statement or alleged untrue statement of a material fact contained in the Canadian Preliminary Prospectus, the Time of Sale Information, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the U.S. Securities Act, or any Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the breach by the Company of any of its representations,  warranties or covenants in this Agreement or the failure of the Company to comply with any of its obligations under this Agreement or (iv) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any Claim arising out of or based upon any matter covered by clauses (i) through (iii)

above, provided that the Company shall not be liable under clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment (which has become non-appealable) that such Claim resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence, fraud, bad faith or wilful misconduct (provided that for greater certainty, an Underwriter’s failure to conduct such reasonable investigation as to provide reasonable grounds for a belief that the Registration Statement, the Time of Sale Information or any of the Prospectuses contained no material misstatement or omission nor any misrepresentation (or, colloquially, to permit the Underwriter to sustain a “due diligence defence” under the U.S. Securities Act or Canadian Securities Laws, as applicable) shall not constitute “gross negligence” for purposes of this Section 6(a) or otherwise disentitle an Indemnified Party from claiming indemnification); and to reimburse each Indemnified Party for any and all expenses (including the fees and disbursements of counsel chosen by the Lead Underwriters) as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such Claim; provided, however, that the foregoing indemnity agreement shall not apply to any Claim to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement, the Canadian Preliminary Prospectus, the Time of Sale Information, any such free writing prospectus, or any Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Lead Underwriters to the Company expressly for use in the Registration Statement, the Canadian Preliminary Prospectus, the Time of Sale Information, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the U.S. Securities Act, or any Prospectus (or any amendment or supplement thereto) are the statements set forth therein under the caption “Underwriting.”

(b)
Notification. If any matter or thing contemplated by this Section 6 shall be asserted against any Indemnified Party in respect of which indemnification is or might reasonably be considered to be provided, such Indemnified Party will notify the Indemnifying Party as soon as possible and, in any event on a timely basis, of the nature of such Claim and the Indemnifying Party shall be entitled (but not required) to assume the defence of any suit brought to enforce such Claim; provided, however, that the defence shall be through legal counsel acceptable to the Indemnified Party, acting reasonably, and that no settlement may be made by the Indemnifying Party or the Indemnified Party without the prior written consent of the other, such consent to not be unreasonably withheld. Failure or delay by the Indemnified Party to so notify shall not relieve the Indemnifying Party of its obligation of indemnification hereunder unless (and only to the extent that) such failure or delay results in forfeiture by the Indemnifying Party of substantive rights or defences.

(c)
Settlement. The Indemnifying Party shall not, without the prior written consent of the Underwriters, which shall not be unreasonably withheld, admit liability, settle or compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not the Indemnified Parties are a party to such Claim), unless such settlement, compromise or consent includes an unconditional release of each of the Indemnified Parties from all liability arising out of such Claim. Notwithstanding the foregoing, the Indemnifying Party shall not be liable for the settlement of any Claim in respect of which indemnity may be sought hereunder effected without its written consent, which consent shall not be unreasonably withheld.

(d)
Retaining Counsel. In any such Claim, the Indemnified Party shall have the right to retain other counsel to act on the Indemnified Party’s behalf, provided that the fees and disbursements of such other counsel shall be paid by the Indemnified Party, unless: (i) the Indemnifying Party and the Indemnified Party mutually agree to retain such other counsel, (ii) the Indemnifying Party has not assumed the defence of the action within a reasonable period of time after receiving notice of the Claim, (iii) in the opinion of counsel, there are one or more defences available to the Indemnified Party which are different from or in addition to those available to the Indemnifying Party or (iv) in the opinion of counsel, the named parties to any such Claim (including any third or implicated party) include both the Indemnified Party on the one hand and the Indemnifying Party on the other hand and the representation of the Company and the Indemnified Party by the same counsel would be inappropriate due to actual or potential conflicting interests, in which event such fees and disbursements shall be paid by the Indemnifying Party to the extent that they have been reasonably incurred.

(e)
Expenses. The Indemnifying Party agrees that if any action, suit, proceeding or claim shall be brought against, or an investigation commenced in respect of, the Indemnifying Party and any Underwriter and personnel of any Underwriter shall be required to testify, participate or respond in respect of or in connection with this Agreement, the Underwriters shall have the right to employ their own counsel in connection therewith and the Indemnifying Party will reimburse the Underwriters monthly for reasonable out-of-pocket expenses as may be incurred, including fees and disbursements of the Underwriters’ counsel.

(f)
Responsibility. Except in respect of statements relating solely to the Underwriters or expressly agreed by the Underwriters in writing, neither the Underwriters nor any of their affiliates or advisers will be responsible to the Company or to any other person responsible for the Registration Statement and included in the Canadian Preliminary Prospectus, the Time of Sale Information, and each of the Prospectuses for verifying the accuracy or fairness of the information published therein or otherwise published by the Company in connection with the offering and sale of the Shares.

(g)
Contribution. If the indemnification provided for in this Section 6 is unavailable to or unenforceable by an Indemnified Party or insufficient to hold an Indemnified Party harmless in respect of any Claims, then the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Shares (net of Underwriters’ Commission but before deducting expenses) received by the Company, and the total Underwriters’ Commission received by the Underwriters, bear to the gross proceeds of the offering of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or misrepresentation referred to in this Section 6. The Underwriters’ obligations to contribute pursuant to this Section 6 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names in Schedule “A” hereto. The Underwriters shall not in any event be liable to contribute, in the aggregate, any amounts in excess of the Underwriters’ Commission or any portion of such commission actually received by such Underwriter in connection with the Shares underwritten by it and distributed to the public. The amount paid or payable by an Indemnified Party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in this , Section 6 any legal or other out-of-pocket expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such losses, claims, damages, liabilities, costs or expenses, whether or not resulting in any such Claims.

(h)
Right to Contribution in Addition to Other Rights. The rights to contribution provided in this Section 6 shall be in addition to and not in derogation of any other right to contribution which an Indemnified Party may have by statute or otherwise at law.

(i)
Right of Indemnity and Contribution in Favour of Others. With respect to any Indemnified Party who is not a party to this Agreement, it is the intention of the Company to constitute the Underwriters as trustee for such Indemnified Party of the rights and benefits of this Section 6 and the Underwriters agree to accept such trust and to hold the rights and benefits of this Section 6 in trust for and on behalf of such Indemnified Party.

(j)
Non-Prejudice. The indemnity and contribution provisions set forth in this Section 6 and the obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall be binding upon and enure to the benefit of any successors, assigns, heirs and personal representatives of the Company and the Indemnified Parties.

(k)
Fraudulent Misrepresentation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 7	Effectiveness of Agreement.

This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 8	Termination.

(a)
Prior to the purchase of the Underwritten Shares by the Underwriters on the Closing Date or, in the case of the Option Shares prior to the relevant Additional Closing Date, any Underwriter will be entitled to resign as an Underwriter and terminate all of its obligations hereunder by written notice to that effect given to the Company if at any time:

(i)
any enquiry, action, suit, investigation or other proceeding, whether formal or informal, is commenced, announced or threatened or any order is made by any securities regulatory authority, stock exchange or any other federal, provincial or other governmental authority in Canada, the United States or elsewhere, including, without limitation, the TSX, in relation to the Company or NEXX Singapore or the Company’s directors and officers in their capacity as such with the Company which, in the sole opinion of such Underwriter, acting reasonably, operates to prevent or restrict materially the distribution or trading of the Shares or any other securities of the Company in any of the Canadian Jurisdictions or the United States, or which, in the reasonable opinion of such Underwriter, might be expected to have a significant adverse effect on the market price or value of the Shares, including without limitation, (i) if trading or quotation in any of the Company’s securities shall have been suspended or limited by the SEC, or (ii) by any Canadian Securities Commission or by the TSX, or trading in securities generally on the TSX shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the SEC or FINRA, or (iii) the declaration of any banking moratorium by any Canadian or U.S. federal or state authorities, or (iv) any major disruption of settlements of securities or payment or clearance services in the United States or Canada where the securities of the Company are listed;

(ii)
any change in U.S., Canadian or international financial, political or economic conditions or the effect of which is such as to make it, in the judgment of such Underwriter, impractical to market or to enforce contracts for the sale of the Shares, whether in the primary market or in respect of dealings in the secondary market;

(iii)
there should develop, occur or come into effect or existence any attack on, outbreak or escalation of hostilities or act of terrorism in Canada or the United States, any subsequent declaration of war by the United States Congress, any other national or international calamity or emergency, or any governmental action, change of applicable law or regulation (or in the judicial interpretation thereof), inquiry if, in the judgment of such Underwriter, the effect of any such attack, outbreak, escalation, act, declaration, calamity, emergency or governmental action is material and adverse such as to make it impractical or inadvisable to proceed with the offering of the Shares or to enforce contracts for the sale of the Shares on the Closing Date or the relevant Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information, the Canadian Prospectus and each of the Prospectuses or might be expected to have a significant adverse effect on the state of financial markets in Canada or the United States or the business, operations, management or capital of the Company or the market price or value of the Shares; or

(iv)
there should occur or be announced by the Company and NEXX Singapore taken as a whole, any Material Adverse Change or a change in any material fact, or there should be discovered any previously undisclosed material fact which results, or in the sole judgement of such Underwriter, is reasonably expected to result, in purchasers of a material number of Shares exercising their right under applicable legislation to withdraw from their purchase of the Shares or, in the sole judgement of such Underwriter, has or may be expected to have a significant adverse effect on the market price or value of the Shares and makes it impractical or inadvisable to market the Shares.

(b)
The Company agrees that all representations, warranties, terms and conditions of this Agreement (including the conditions in Section 5) shall be construed as conditions and complied with so far as they relate to acts to be performed or caused to be performed by it, that it will use its commercially reasonable best efforts to cause such representations, warranties, terms and conditions not to be breached and to be complied with, and that any breach or failure by it to comply with any such conditions shall entitle any Underwriter to terminate its obligations under this Agreement by notice to that effect given to the Company at or prior to the Closing Date or the Additional Closing Date, as the case may be, unless otherwise expressly provided in this Agreement. It is understood that the Underwriters may waive, in whole or in part, or extend the time for compliance with, any of those conditions without prejudice to the rights of the Underwriters in respect of any of those conditions or any other or subsequent breach or non compliance, provided that to be binding on the Underwriters any such waiver or extension must be in writing and signed by all Underwriters.

(c)
The rights of termination contained in this Section 8 may be exercised by the Underwriters and are in addition to any other rights or remedies that the Underwriters may have in respect of any default, act or failure to act or non-compliance by the Company in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability or obligation on the part of an Underwriter to the Company, or on the part of the Company to the Underwriter except in respect of any liability or obligation under any of Section 6 and Section 10 hereof which shall at all times remain in full force and effect and shall survive such termination. A notice of termination given by one Underwriter under this Section 8 will not be binding upon the other Underwriters.

Section 9	Defaulting Underwriter.

(a)
If, on the Closing Date or an Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 48 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 48 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms.  If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectuses or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement or the Prospectuses that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule “A” hereto that, pursuant to this Section 9, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)
If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed 10% of the aggregate number of Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)
If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds 10% of the aggregate amount of Shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

(d)	Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

Section 10	Payment of Expenses.

In the event that the purchase and sale of the Shares pursuant to this Agreement is not completed, each party hereto will be responsible for its own expenses in connection with the proposed offering of the Shares, provided, however, that the Company will reimburse the legal fees of counsel for the Lead Underwriters, such reimbursement amount not to exceed $350,000 (CAD) (excluding any applicable taxes and disbursements). In the event that the purchase and sale of the Shares pursuant to this Agreement is completed, each party hereto will be responsible for its own expenses. For greater certainty, whether or not the purchase and sale of the Shares pursuant to this Agreement is completed, the Company will pay all costs, expenses, fees and taxes incurred in connection with the proposed offering of Shares, including without limitation, the following:

(a)
the preparation and filing of the Registration Statement (including the financial statements, exhibits, schedules, consents and certificates of experts), the Canadian Preliminary Prospectus, the Time of Sale Information, the Prospectuses, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and any amendments or supplements thereto, including the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment);

(b)
the registration, issue, sale and delivery of the Shares, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters;

(c)
the producing, word processing and/or printing of this Agreement, any agreement among Underwriters, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment);

(d)
all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the United States state securities or blue sky laws or the provincial and territorial securities laws of Canada or any other foreign laws, and, if reasonably requested by the Lead Underwriters, preparing, printing and furnishing copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, or other memorandum and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions;

(e)	all fees and expenses of the Company’s counsel, independent public or certified public accountants, road-show consultants and other advisors;

(f)	the fees and expenses associated with the listing of the Shares on the TSX;

(g)
any filing for review of the public offering of the Shares by FINRA, including the reasonable legal fees and filing fees and other disbursements of counsel to the Underwriters relating to FINRA matters;

(h)	the fees and disbursements of any transfer agent or registrar for the Shares;

(i)	the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of CDS; and

(j)	the performance of the Company’s other obligations hereunder;

including all applicable taxes in respect of any of the foregoing. All such fees, disbursements, taxes and other expenses incurred by or on behalf of the Underwriters may be deducted from the gross proceeds at the Closing Date (if reasonable invoices and/or an accounting of expenses is received by the Company at least three business days prior) unless and only to the extent the Company has objected to such invoice or accounting in good faith.

Section 11	Notification to Underwriters.

The Company undertakes to notify the Lead Underwriters immediately if it comes to its knowledge at any time up to the Closing Date that any of the representations and warranties in this Agreement was not true or accurate or was misleading in any material respect when given or made or has ceased to be true or accurate in any material respect or has become misleading by reference to the facts or circumstances from time to time subsisting and of all other information of which it becomes aware which may give rise to an obligation to prepare and file any amendment to the U.S Prospectus or the Canadian Prospectus (including any document incorporated by reference therein), and any amended or supplemented prospectus or auxiliary material, information, evidence, return, report, application, statement or document that is filed by or on behalf of the Company with the Canadian Securities Commissions in the Canadian Jurisdictions or with the SEC after the Prospectuses have been filed and prior to the expiry of the period of distribution of the Shares. If, at any time prior to the Closing Date, the Lead Underwriters shall receive notification pursuant to this section or they shall otherwise become aware that any of the representations and warranties in this Agreement is or has become or is likely to become untrue, inaccurate or misleading in any material respect, the Lead Underwriters may (without prejudice to their right to terminate their obligations under this Agreement pursuant to Section 8) require the Company at its own expense to make or cause to be made such announcement as the Underwriters may reasonably determine.

Section 12	Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 6, and in each case their respective successors and personal representatives, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

Section 13	Survival.

The indemnities, representations, warranties and covenants of the Company and the Underwriters contained in this Agreement and in any certificate delivered pursuant to this Agreement or in connection with the purchase and sale of the Shares shall survive the delivery of and payment for the Shares sold hereunder and shall continue in full force and effect unaffected by any subsequent disposition of the Shares by the Underwriters or the termination of the Underwriters’ obligations and shall not be limited or prejudiced by any investigation made by or on behalf of the Underwriters in connection with the preparation of the Registration Statement, the Time of Sale Information and the Prospectuses, any amendments or supplements related thereto or the distribution of the Shares.

Section 14	Certain Defined Terms.

For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the U.S. Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in Toronto, Ontario or Billerica, Massachusetts; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the U.S. Securities Act.

Section 15	Miscellaneous.

(a)
Authority and Use of the Advice of the Lead Underwriters.  The Company shall be entitled to rely and shall act on any notice, waiver, extension or other communication given by or on behalf of the Underwriters by the Lead Underwriters, which has authority to bind the Underwriters with respect to all matters covered by this Agreement insofar as such matters relate to the Underwriters, with the exception of matters arising under Section 6 or Section 8. The Company agrees that all written and oral opinions, advice, analysis and materials provided by the Underwriters in connection with the offering and sale of the Shares are intended solely for the Company’s benefit and for the Company’s use only and the Company covenants and agrees that no such opinions, advice or material will be used for any other purpose whatsoever or reproduced, disseminated, quoted from or referred to in whole or in part at any time, in any manner or for any purpose, without the prior consent of the Lead Underwriters in each specific circumstance.

(b)
Notices. Unless herein otherwise expressly provided, any notice, request, direction, consent, waiver, extension, agreement or other communication (a “Communication”) that is or may be given or made hereunder shall be in writing addressed as follows:

If to the Company, at:
900 Middlesex Turnpike, Building 6 Billerica, Massachusetts 01821-3929
Attention: Stanley D. Piekos
Fax No.: (978) 932-2099

with a copy in the case of a Communication to the Company to:
Gennari Aronson, LLP First Needham Place 250 First Avenue Needham, Massachusetts 02494
Attention: Neil Aronson
Fax No.: (781) 719-9853

-and-

Fraser Milner Casgrain LLP 99 Bank Street, Suite 1420 Ottawa, Ontario K1P 1H4
Attention: Andrea Johnson
Fax No.: (613) 783-9690

If to Canaccord Genuity Corp., at:
1250 René-Lévesque Boulevard West Suite 2930 Montréal, Québec H3B 4W8
Attention: Benjamin Gibson
Fax No.: (514) 844-9014

If to CIBC World Markets Inc., at:
161 Bay Street 6th floor, Brookfield Place Toronto, Ontario M5J 2S8
Attention: Mario Di Pietro
Fax No.: (416) 594-7226

If to Macquarie Capital Markets Canada Ltd., at:
1250 René-Lévesque Boulevard West Suite 3910 Montréal, Québec H3B 4W8
Attention: Mitchell Greenspoon
Fax No.: (514) 925-2860

If to TD Securities Inc., to:
Toronto-Dominion Bank Tower 66 Wellington Street West, 9th Floor Toronto, Ontario M5K 1A2
Attention: Simon Kwong
Fax No.: (416) 983-3176

with a copy in the case of a Communication to the Underwriters to:
Stikeman Elliott LLP 5300 Commerce Court West 199 Bay Street Toronto, Ontario M5L 1B9
Attention: Martin Langlois
Fax No.: (416) 947-0866

or to such other address as any of the parties may designate by notice given to the others.  Each Communication shall be personally delivered to the addressee or sent by facsimile transmission to the addressee and (a) a Communication which is personally delivered shall, if delivered before 5:00 p.m. (Toronto time) on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (b) a Communication which is sent by facsimile transmission shall, if sent on a Business Day and the machine on which it is sent receives the answerback code of the party to whom it is sent before 5:00 p.m. (Toronto time), be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is sent.

(c)
Governing Law and Venue.  This Agreement shall be governed by and construed in accordance with the laws of Ontario and the federal laws of Canada applicable therein governing contracts made and to be performed wholly therein and without reference to its principles governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario, sitting in the City of Toronto, with respect to any dispute related to this Agreement.

(d)	Time. Time shall be of the essence of this Agreement.

(e)
Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

(f)
Public Announcements.  The Company agrees that it shall not make any public announcements regarding the transactions contemplated hereunder without the prior written consent of the Lead Underwriters, on behalf of the Underwriters, such consent not to be unreasonably withheld.  The Company agrees that, following Closing, the Underwriters may place “tombstone” and other advertisements relating to its role in connection with the offering of Shares.

(g)
Counterparts/Facsimile Signatures.  This Agreement may be executed by any one or more of the parties to this Agreement in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. The transmission by facsimile of a copy of the execution page hereof reflecting the execution of this Agreement by any party hereto shall be effective to evidence that party’s intention to be bound by this Agreement and that party’s agreement to the terms, provisions and conditions hereof, all without the necessity of having to produce an original copy of such execution page.

(h)
Entire Agreement.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement. Each of the parties hereto acknowledges that the provisions of Section 6 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Canadian Preliminary Prospectus, the Time of Sale Information, the Prospectuses and each free writing prospectus (or any amendments and supplements thereto), as required by the Canadian Securities Laws, the U.S. Securities Act and the Exchange Act.

(i)
Authorship.  The parties to this Agreement waive the application to this Agreement of any laws or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Yours truly,
NEXX SYSTEMS, INC.
By:
Name: Title:

Accepted.

CANACCORD GENUITY CORP.		CIBC WORLD MARKETS INC.
By:		By:
	Name: Title:		Name: Title:

MACQUARIE CAPITAL MARKETS CANADA LTD.		TD SECURITIES INC.
By:		By:
	Name: Title:		Name: Title:
By:
Name: Title:

SCHEDULE “A”

Underwriter	Number of Underwritten Shares (%)
Canaccord Genuity Corp.	(40%)

CIBC World Markets Inc.	(40%)

Macquarie Capital Markets Canada Ltd.	(10%)

TD Securities Inc.	(10%)